AMENDMENT NO. 3

      This Amendment No. 3 entered into as of November 14, 1997 (this "Amendment") by and among GALAXY TELECOM, L.P. ("GTLP"), GALAXY TELECOM CAPITAL CORP. ("Capital Corp.", and together with GTLP, the "Borrower"), the financial institutions party to the Amended and Restated Loan Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK ("Fleet") a national banking association organized under the laws of the United Stated of America, as agent for itself and the other Lenders (the "Agent"). Capitalized terms used but not otherwise expressly defined herein shall have the meanings assigned thereto in the Loan Agreement (as such term is defined below).

PRELIMINARY STATEMENTS:

      WHEREAS, the Borrower, the Lenders, and the Agent have entered into an Amended and Restated Loan Agreement dated as of September 28, 1995, as amended by Amendment No. 1 dated as of October 21, 1996, and Amendment No. 2 dated as of March 28, 1997 (as amended, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Loan Agreement;

      WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Loan Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows;

      1. Amendment. The parties hereto agree that the Loan Agreement is hereby amended as follows;

       (a) Effective as of the date hereof, section 5.1.10 of the Loan Agreement is hereby amended by deleting the ratio "6.50:1.00" specified for the period April 1, 1997 through December 31, 1997, and substituting therefor the ratio "7.00:1.00."

       (b) Effective as of date hereof, clause (A) of Section 5.1.11 of the Loan Agreement is hereby amended to read as follows:

            "(A) $1,050:1.00 during the fiscal year ending December 31, 1997,"

       (c) Effective as of the date hereof, Section 5.1.12 of the Loan Agreement is hereby amended by deleting the table contained therein and substituting therefor the following:

            Period                                Ratio
            ------                                -----

July 1, 1997 through                             1.25:1.00
December 31, 1997

January 1, 1998 through                          1.45:1.00
December 31, 1998

January 1, 1999 through                          1.60:1.00
December 31, 1999

January 1, 2000 and thereafter                   1.90:1.00


       (d) Effective as of the date hereof, the table in Section 5.2.17 of the Loan Agreement is hereby amended by deleting the figure "$13,500,000" for the fiscal year ending December 31, 1997 and substituting therefor the figure "$16,500,000."

       2.This  Amendment is subject to the provisions of Section 9.5 of the Loan
         Agreement, and shall become effective, as of the date first above written, upon the satisfaction of the following conditions precedent:

      (a) receipt by the Agent of counterparts of the Amendment executed by the Borrowers and the Lenders, and counterparts of the Consent appended hereto executed by the Guarantors;

      (b) such other items or document as may be requested by the Agent or the Lenders.

       3.This Amendment shall be governed by and construed in accordance with the laws of the commonwealth of Massachusetts. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon and after the date of this Amendment all references to the Loan Agreement in that document, or in any Financing Document, shall mean the Loan Agreement as amended by the Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to a waiver of any noncompliance with the provisions of the Loan Agreement, and except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

       4.This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature pate to this Amendment by telecopier shall be effective as delivery of manually executed counterpart of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written, under seal.

                              BORROWERS:

                              GALAXY TELECOM, L.P.

                              By:  Galaxy Telecom, Inc., its general partner

                              By:  \s\ J. Keith Davidson
                                   -----------------------
                                  Name:  J. Keith Davidson
                                  Title:    Executive Vice President
                                          and Chief Financial Officer

                              GALAXY TELECOM CAPITAL CORP.

                              By:  \s\ J. Keith Davidson
                                    -----------------------
                                 Name:  J. Keith Davidson
                                  Title:  Executive Vice President
                                          and Chief Financial Officer

                              LENDERS:

                              FLEET NATIONAL BANK, as Agent and
                              as a Lender

                              By: /s/ Jeffrey J. McLaughlin
                                   -----------------------
                                  Name:  Jeffrey J. McLaughlin
                                  Title: Senior Vice President

                              INTERNATIONALE NEDERLANDEN
                              (U.S.) CAPITAL CORPORATION

                              By: /s/ William James
                                   -----------------------
                                  Name:  William James
                                  Title:  Vice President

                              STATE STREET BANK AND TRUST COMPANY

                              By: /s/ Diane Rooney
                                  -----------------------
                                 Name: Diane Rooney
                                  Title:  Vice President

                              UNION BANK

                              By:  /s/ Bryan G. Petermann
                                   -----------------------
                                  Name:  Bryan G. Petermann
                                             Title: Vice President

                                     CONSENT
                           Dated as of November , 1997

      Each of GALAXY TELECOM, INC., Guarantor under an Unlimited guaranty dated as of December 23, 1994 (as amended, the "General Partner Guaranty"), as Grantor under a Security Agreement dated as of December 23, 1994, and as Assignor under a Collateral Assignment of Contracts, Leases, Licenses, Easements, Permits and Franchises, a Collateral Assignment of Easements, and a Collateral Assignment and Pledge of Partnership Interest, each dated as of December 23, 1994 (as amended, collectively, the "General Partner Security Documents"), and GALAXY TELECOM INVESTMENTS, L.L.C., as Guarantor under an Unlimited Guaranty dated as of December 23, 1994 (as amended, the "Investments Guaranty"), as Grantor under a Security Agreement dated as of December 23, 1994, and as Assignor under a Collateral Assignment and Pledge of Partnership Interest dated as of December 23, 1994 (as amended, collectively, the "Investments Security Documents"), hereby consents to the foregoing Amendment No. 2 to the Loan Agreement, and hereby confirms and agrees that (I) the General Partner Guaranty and the Investments Guaranty, and each of the General Partner Security Documents and the Investments security documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of Amendment No. 2, each reference in such Guaranty to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by Amendment No. 2, and (ii) each of the general Partner Security Documents and the Investments Security Documents and all of the collateral described therein do, shall continue to, secure the payment of all of the Obligations (as defined therein).

                              GALAXY TELECOM, INC.

                              By:  /s/ J. Keith Davidson
                                   -----------------------
                                  Name:  J. Keith Davidson
                                  Title:  Executive Vice President
                                          and Chief Financial Officer

                              GALAXY TELECOM INVESTMENTS, L.L.C..

                              By:  /s/ J. Keith Davidson
                                   -----------------------
                                  Name:  J. Keith Davidson
                                  Title:  Executive Vice President
                                          and Chief Financial Officer